Exhibit (p)(i) under Form N-1A
                                              Exhibit 24 under Item 601/Reg. S-K

                                POWER OF ATTORNEY


         Each person whose signature appears below hereby constitutes and appoints the Secretary and Assistant Secretaries of FEDERATED AMERICAN LEADERS FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Company Act of 1940, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.




SIGNATURES                                           TITLE                                                     DATE



/s/John F. Donahue                                   President and Director                             May 5, 1999
-------------------------------------------------
John F. Donahue                                        (Chief Executive Officer)



/s/Richard J. Thomas                                 Treasurer                                          May 5, 1999
-------------------------------------------------
Richard J. Thomas                                    (Principal Financial and
                                                       Accounting Officer)



/s/Thomas G. Bigley                                  Director                                           May 5, 1999
Thomas G. Bigley



/s/John T. Conroy, Jr.                               Director                                           May 5, 1999
-------------------------------------------------
John T. Conroy, Jr.



/s/Lawrence D. Ellis, M.D.                           Director                                           May 5, 1999
-------------------------------------------------
Lawrence D. Ellis, M.D.





SIGNATURES                                           TITLE                                                     DATE



/s/Peter E. Madden                                   Director                                           May 5, 1999
Peter E. Madden



/s/John E. Murray, Jr.                               Director                                           May 5, 1999
-------------------------------------------------
John E. Murray, Jr.



/s/Marjorie P. Smuts                                 Director                                           May 5, 1999
Marjorie P. Smuts



Sworn to and subscribed before me this 5 day of May, 1999



/s/Cheri S. Good
Cheri S. Good

Notarial Seal
Cheri S. Good, Notary Public
Pittsburgh, Allegheny County
My Commission Expires Nov. 19, 2001

Member, Pennsylvania Association of Notaries